Liabilities Related to Business Combinations and to Non-Controlling Interest	6 Months Ended
Jun. 30, 2020
Business Combinations 1 [Abstract]
Liabilities Related to Business Combinations and to Non-Controlling Interest

B.11. LIABILITIES RELATED TO BUSINESS COMBINATIONS AND TO NON-CONTROLLING INTERESTS
For a description of the nature of the liabilities reported in the line item Liabilities related to business combinations and to non-controlling interests, refer to Note B.8.4. to the consolidated financial statements for the year ended December 31, 2019.
The liabilities related to business combinations and to non-controlling interests shown in the table below are level 3 instruments under the IFRS 7 fair value hierarchy (see Note A.5.).
Movements in liabilities related to business combinations and to non-controlling interests in the first half of 2020 are shown below:

(€ million)	Bayer contingent consideration arising from the acquisition of Genzyme	MSD contingent consideration (European Vaccines business)	Other	Total (a)
Balance at January 1, 2020	156	385	259	800
Payments made	(37)	(78)	(2)	(117)
Fair value remeasurements through profit or loss: (gain)/loss (including unwinding of discount) (b)	11	37	(72)	(24)
Other movements	—	—	(2)	(2)
Currency translation differences	1	(4)	2	(1)
Balance at June 30, 2020	131	340	185	656
Of which:
•Current portion				243
•Non-current portion				413
(a)As of January 1, 2020, this comprised a non-current portion of €508 million and a current portion of €292 million.
(b)Amounts reported within the income statement line item Fair value remeasurement of contingent consideration.

As of June 30, 2020, Liabilities related to business combinations and to non-controlling interests mainly comprised:
•The liability arising from the acquisition of True North Therapeutics by Bioverativ. The former shareholders of True North Therapeutics are entitled to milestone payments contingent on the attainment of development, registration and sales objectives; the fair value of the resulting liability was measured at €156 million as of June 30, 2020, versus €230 million as of December 31, 2019. That fair value is determined based on the contractual terms and on development and sales projections which have been weighted to reflect the probability of success, and discounted. If the discount rate were to fall by one percentage point, the fair value of the contingent consideration would increase by approximately 1%.
•The Bayer contingent consideration liability arising from the acquisition of Genzyme in 2011. As of June 30, 2020, Bayer was still entitled to receive the following potential payments:
–a percentage of sales of alemtuzumab up to a maximum of $1,250 million or over a maximum period of 10 years, whichever is achieved first;
–milestone payments based on specified levels of worldwide sales of alemtuzumab beginning in 2021, unless Genzyme exercises its right to buy out those milestone payments by making a one-time payment not exceeding $900 million.
The fair value of this liability was measured at €131 million as of June 30, 2020, versus €156 million as of December 31, 2019. The fair value of the Bayer liability is determined by applying the above contractual terms to sales projections which have been weighted to reflect the probability of success, and discounted. If the discount rate were to fall by one percentage point, the fair value of the Bayer liability would increase by approximately 2%.
•The MSD contingent consideration liability arising from the 2016 acquisition of the Sanofi Pasteur activities carried on within the former Sanofi Pasteur MSD joint venture, which amounted to €340 million as of June 30, 2020 versus €385 million as of December 31, 2019. The fair value of this contingent consideration is determined by applying the royalty percentage stipulated in the contract to discounted sales projections. If the discount rate were to fall by one percentage point, the fair value of the MSD contingent consideration would increase by approximately 3%.